Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0497%


        Excess Protection Level
        3 Month Average   5.05%
          January, 1998   4.86%
          December, 1997   5.31%
          November, 1997   4.99%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.71%


        Base Rate                                    8.28%


        Over 35 Day Delinquency                      4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $34,907,536,752.65


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,616,202,234.16